--------------------------------------------------------------------------------
                      VAN KAMPEN TAX FREE HIGH INCOME FUND
--------------------------------------------------------------------------------

    Van Kampen Tax Free High Income Fund (the "Fund") is a separate diversified mutual fund organized as a series of Van Kampen Tax Free Trust. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund may invest in medium and lower grade municipal securities rated between BBB and B- (inclusive) by Standard and Poor's Ratings Group, Baa and B3 (inclusive) by Moody's Investors Service, Inc., comparably rated short-term municipal obligations and municipal securities determined by the Fund's investment adviser to be of comparable quality. Municipal securities in which the Fund may invest include conventional fixed-rate municipal securities, variable rate municipal securities and other types of municipal securities described herein. See "Municipal Securities." There is no assurance that the Fund will achieve its investment objective.

    Investment in medium and lower grade municipal securities involves special risks as compared with investment in higher grade municipal securities, including potentially greater sensitivity to a general economic downturn, greater market price volatility and less liquid secondary market trading. See "Municipal Securities -- Special Considerations and Risk Factors Regarding Medium and Lower Grade Municipal Securities." Investment in the Fund may not be appropriate for all investors.

    The Fund's investment adviser is Van Kampen Investment Advisory Corp. (the "Adviser"). This Prospectus sets forth certain information about the Fund that a prospective investor should know before investing. Please read and retain this Prospectus for future reference. The address of the Fund is One Parkview Plaza, Oakbrook Terrace, Illinois 60181, and its telephone number is (800) 421-5666.

                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE REGULATORS PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ------------------

    SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    A Statement of Additional Information, dated April 30, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information may be obtained without charge, by calling (800) 421-5666 or for Telecommunications Device for the Deaf at (800) 421-2833. The Statement of Additional Information has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related Fund materials at the SEC's internet web site (http://www.sec.gov).

                               ------------------
                                VAN KAMPEN FUNDS
                               ------------------

   THIS PROSPECTUS IS DATED APRIL 30, 1998, AS SUPPLEMENTED ON JULY 14, 1998.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                PAGE
                                                                ----
Prospectus Summary..........................................      3
Shareholder Transaction Expenses............................      5
Annual Fund Operating Expenses and Example..................      6
Financial Highlights........................................      7
The Fund....................................................      9
Investment Objective and Policies...........................      9
Municipal Securities........................................     11
Investment Practices........................................     14
Investment Advisory Services................................     15
Alternative Sales Arrangements..............................     16
Purchase of Shares..........................................     17
Shareholder Services........................................     23
Redemption of Shares........................................     26
Distribution and Service Plans..............................     28
Distributions from the Fund.................................     29
Tax Status..................................................     30
Fund Performance............................................     33
Description of Shares of the Fund...........................     34
Additional Information......................................     35
Appendix A: Description of Municipal Securities Ratings.....     36

  NO DEALER, SALESMAN OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE ADVISER, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE FUND OR BY THE DISTRIBUTOR TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUND TO MAKE SUCH AN OFFER IN SUCH JURISDICTION.

--------------------------------------------------------------------------------
                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

THE FUND. Van Kampen Tax Free High Income Fund (the "Fund") is a separate diversified series of Van Kampen Tax Free Trust (the "Trust"), an open-end management investment company organized as a Delaware business trust. See "The Fund."

MINIMUM PURCHASE. $500 minimum initial investment for each class of shares and $25 minimum subsequent investment for each class of shares (or less as described under "Purchase of Shares").

INVESTMENT OBJECTIVE. The Fund's investment objective is to provide investors with a high level of current income exempt from federal income taxes primarily through investment in a diversified portfolio of medium and lower grade municipal securities. There is no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES. Municipal securities in which the Fund may invest include fixed and variable rate securities, municipal notes, municipal leases, tax exempt commercial paper, custodial receipts, participation certificates and derivative municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions (as defined herein) in which the Fund may engage. The Fund may invest up to 15% of its total assets in derivative variable rate securities such as inverse floaters, whose rates vary inversely with changes in market rates of interest or range or capped floaters, whose rates are subject to periodic or lifetime caps. The Fund may invest in medium and lower grade municipal securities rated, at the time of investment, between BBB and B- (inclusive) by Standard and Poor's Ratings Group ("S&P"), Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's"), comparably rated short-term municipal obligations and municipal securities determined by Van Kampen Investment Advisory Corp. (the "Adviser"), the Fund's investment adviser, to be of comparable quality.

  Medium grade municipal securities are those rated BBB by S&P or Baa by Moody's, comparably rated short-term municipal obligations and municipal securities determined by the Adviser to be of comparable quality. Municipal securities rated BBB by S&P generally are regarded by S&P as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated municipal securities. Municipal securities rated Baa by Moody's generally are considered by Moody's as medium grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.

  The Fund may invest in lower grade municipal securities rated, at the time of investment, either not lower than B- by S&P or not lower than B3 by Moody's, in comparably rated short-term municipal obligations and in municipal securities determined by the Adviser to be of comparable quality. Municipal securities rated B by S&P generally are regarded by S&P, on balance, as predominantly speculative with respect to capacity to pay interest or repay principal in accordance with the terms of the obligation. While such securities will likely have some quality and protective characteristics, in S&P's view these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  The Fund will not make initial investments in municipal securities rated, at the time of investment, below B- by S&P and below B3 by Moody's, in comparably rated short-term municipal obligations or in municipal securities determined by the Adviser to be of comparable quality. The Fund may retain municipal securities which are downgraded after investment. There is no minimum rating with respect to municipal securities which may be retained in the Fund's portfolio, and the Fund may thus hold securities that are in default, or with respect to which payment of interest or repayment of principal is in arrears. A complete description of the various S&P and Moody's rating categories is included as Appendix A to this Prospectus.

  Investment in medium and lower grade municipal securities involves special risks as compared with investment in higher grade municipal securities, including potentially greater sensitivity to a general economic downturn, greater market price volatility and less liquid secondary market trading. The Fund may not be an appropriate investment for all investors.

The net asset value per share of the Fund can be expected to increase or decrease depending on real or perceived changes in the credit risks associated with its portfolio investments, changes in interest rates and other factors affecting the municipal credit markets. See "Investment Objective and Policies," "Municipal Securities" and "Appendix A."

INVESTMENT PRACTICES. In certain circumstances the Fund may enter into when-issued or delayed delivery transactions and various strategic transactions, which practices entail certain risks. See "Investment Practices."

INVESTMENT RESULTS. The investment results of the Fund are shown in the table of "Financial Highlights."

ALTERNATIVE SALES ARRANGEMENTS. The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Investors should consider such factors together with the amount of sales charges and accumulated distribution and services fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund. To assist investors in making this determination, the table under the caption "Annual Fund Operating Expenses and Example" sets forth examples of the charges applicable to each class of shares.

  The Fund currently offers three classes of its shares which may be purchased at a price equal to their net asset value per share plus sales charges which, at the election of the investor, may be imposed either (i) at the time of purchase ("Class A Shares") or (ii) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares"). Class A Share accounts over $1 million, Class B Shares and Class C Shares sometimes are referred to herein collectively as "CDSC Shares." See "Alternative Sales Arrangements."

  Class A Shares. Class A Shares are subject to an initial sales charge equal to 4.75% of the public offering price (4.99% of the net amount invested), reduced on investments of $100,000 or more. Class A Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 0.25% of the Fund's average daily net assets attributable to the Class A Shares. Certain purchases of Class A Shares qualify for reduced or no initial sales charges and may be subject to a contingent deferred sales charge ("CDSC").

  Class B Shares. Class B Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within six years of purchase. Class B Shares are subject to a CDSC equal to 4.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced each year thereafter. Class B Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's average daily net assets attributable to the Class B Shares. Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the investor's order to purchase was accepted, in the circumstances and subject to the qualifications described in this Prospectus.

  Class C Shares. Class C Shares do not incur a sales charge when they are purchased, but are subject to a sales charge if redeemed within the first year after purchase. Class C Shares are subject to a CDSC equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed within the first year after purchase. Class C Shares are subject to ongoing distribution and service fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class C Shares.

REDEMPTION. Class A Shares may be redeemed at net asset value, without charge, subject to conditions set forth herein. CDSC Shares may be redeemed at net asset value less a deferred sales charge which will vary among each class of CDSC Shares and with the length of time a redeeming shareholder has owned such shares. CDSC Shares redeemed after the expiration of the CDSC period applicable to the respective class of CDSC Shares will not be subject to a deferred sales charge. See "Redemption of Shares."

INVESTMENT ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the Fund's investment adviser.

DISTRIBUTOR. Van Kampen Funds Inc. (the "Distributor") distributes the Fund's shares.

DISTRIBUTIONS FROM THE FUND. Distributions from net investment income are declared daily and paid monthly; net realized capital gains, if any, are distributed annually. Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount except that the different distribution and service fees and administrative expenses relating to each class of shares will be borne exclusively by the respective class of shares. See "Distributions from the Fund."

  The foregoing is qualified in its entirety by reference to the more detailed information appearing elsewhere in this Prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------

                                                              CLASS A        CLASS B        CLASS C
                                                              SHARES          SHARES         SHARES
                                                              -------        -------        -------
Maximum sales charge imposed on purchases (as percentage of
  the offering price).......................................   4.75%(1)        None           None
Maximum sales charge imposed on reinvested dividends (as a
  percentage of the offering price).........................    None         None(3)        None(3)
Deferred sales charge (as a percentage of the lesser of the
  original purchase price or redemption proceeds)...........    None(2)        Year           Year
                                                                             1--4.00%       1--1.00%
                                                                               Year       After--None
                                                                             2--3.75%
                                                                               Year
                                                                             3--3.50%
                                                                               Year
                                                                             4--2.50%
                                                                               Year
                                                                             5--1.50%
                                                                               Year
                                                                             6--1.00%
                                                                           After--None
Redemption fees (as a percentage of amount redeemed)........    None           None           None
Exchange fees...............................................    None           None           None

--------------------------------------------------------------------------------
(1) Reduced on investments of $100,000 or more. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to a sales charge at the time of purchase, but a CDSC of 1.00% may be imposed on redemptions made within one year of the purchase. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class A Share Purchases of $1 Million or More."

(3) CDSC Shares received as reinvested dividends are subject to a 12b-1 fee, a portion of which may indirectly pay for the initial sales commission incurred by the Distributor on behalf of the investor. See "Distribution and Service Plans."

--------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES AND EXAMPLE
--------------------------------------------------------------------------------

                                                              CLASS A   CLASS B    CLASS C
                                                              SHARES     SHARES     SHARES
                                                              -------   -------    -------
Management Fees (as a percentage of average daily net
  assets)...................................................   0.48%      0.48%      0.48%
12b-1 Fees(1) (as a percentage of average daily net
  assets)...................................................   0.23%      1.00%(2)   1.00%(2)
Other Expenses (as a percentage of average daily net
  assets)...................................................   0.23%      0.23%      0.23%
Total Expenses (as a percentage of average daily net
  assets)...................................................   0.94%      1.71%      1.71%

--------------------------------------------------------------------------------

(1) Includes a service fee of up to 0.25% (as a percentage of net asset value) paid by the Fund as compensation for ongoing services rendered to investors. With respect to each class of shares, amounts in excess of 0.25%, if any, represent an asset based sales charge. The asset based sales charge with respect to Class C Shares includes 0.75% (as a percentage of net asset value) paid to investors' broker-dealers as sales compensation.

(2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted as a fund-level expense by the rules of the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE:

                                                              ONE    THREE   FIVE     TEN
                                                              YEAR   YEARS   YEARS   YEARS
                                                              ----   -----   -----   -----
You would pay the following expenses on a $1,000 investment, assuming (i) an operating expense ratio of 0.94% for Class
  A Shares, 1.71% for Class B Shares, and 1.71% for Class C
  Shares, (ii) 5.00% annual return and (iii) redemption at
  the end of each time period:
  Class A Shares............................................  $57     $76    $ 97    $157
  Class B Shares............................................  $57     $89    $108    $182*
  Class C Shares............................................  $27     $54    $ 93    $202
You would pay the following expenses on the same $1,000
  investment assuming no redemption at the end of each
  period:
  Class A Shares............................................  $57     $76    $ 97    $157
  Class B Shares............................................  $17     $54    $ 93    $182*
  Class C Shares............................................  $17     $54    $ 93    $202

--------------------------------------------------------------------------------

* Based on conversion to Class A Shares after eight years.

  The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The "Example" reflects expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years and is included to provide a means for the investor to compare expenses levels of funds with different fee structures over varying investment periods. To facilitate such comparisons, all Funds are required by the SEC to utilize a 5.00% annual return assumption. The ten year amount with respect to Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. Class B Shares acquired through the exchange privilege are subject to the CDSC schedule relating to the Class B Shares of the fund from which the purchase of Class B Shares was originally made. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. For a more complete description of such costs and expenses, see "Purchase of Shares," "Redemption of Shares," "Investment Advisory Services" and "Distribution and Service Plans."

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (for a share outstanding throughout the periods)
--------------------------------------------------------------------------------

The following schedule presents financial highlights for one Class A Share, one Class B Share and one Class C Share of the Fund outstanding throughout each of the periods indicated. The financial highlights have been audited by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods indicated and their report thereon appears in the Fund's related Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the related Statement of Additional Information.

                                                                        CLASS A SHARES
                                     -------------------------------------------------------------------------------------
                                       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                                      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                                     DECEMBER   DECEMBER   DECEMBER   DECEMBER   DECEMBER   DECEMBER   DECEMBER   DECEMBER
                                     31, 1997   31, 1996   31, 1995   31, 1994   31, 1993   31, 1992   31, 1991   31, 1990
                                     --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, Beginning of the
 Period............................  $14.474    $14.984    $13.848    $15.629    $14.529    $15.687    $15.632    $16.378
                                     -------    -------    -------    -------    -------    -------    -------    -------
 Net Investment Income.............     .895       .963      1.024       .956      1.052      1.064      1.173      1.269
 Net Realized and Unrealized
   Gain/Loss.......................     .376      (.513)     1.072     (1.717)     1.158     (1.047)      .097      (.755)
                                     -------    -------    -------    -------    -------    -------    -------    -------
Total from Investment Operations...    1.271       .450      2.096      (.761)     2.210       .017       1.27       .514
Less Distributions from and in
 Excess of Net Investment Income...     .900       .960      0.960      1.020      1.110      1.175      1.215      1.260
                                     -------    -------    -------    -------    -------    -------    -------    -------
Net Asset Value, End of the
 Period............................  $14.845    $14.474    $14.984    $13.848    $15.629    $14.529    $15.687    $15.632
                                     =======    =======    =======    =======    =======    =======    =======    =======
Total Return(a)....................    9.05%      3.21%     15.52%     (4.93%)    15.82%      0.08%      8.51%      3.23%
Net Assets at End of Period (in
 millions).........................  $ 706.3    $ 671.9    $ 665.8    $ 603.0    $ 636.2    $ 566.1    $ 626.7    $ 630.3
Ratio of Expenses to Average Net
 Assets(b).........................     .94%       .99%      0.95%       .87%      1.03%      1.08%      1.09%      1.04%
Ratio of Net Investment Income to
 Average Net Assets(b).............    6.09%      6.60%      7.05%      6.48%      6.95%      7.07%      7.54%      7.95%
Portfolio Turnover.................      63%        59%        59%       101%        91%        44%        65%        97%

                                       CLASS A SHARES
                                     -------------------
                                       YEAR       YEAR
                                      ENDED      ENDED
                                     DECEMBER   DECEMBER
                                     31, 1989   31, 1988
                                     --------   --------
Net Asset Value, Beginning of the
 Period............................  $16.183    $15.874
                                     -------    -------
 Net Investment Income.............    1.306      1.311
 Net Realized and Unrealized
   Gain/Loss.......................     .205       .319
                                     -------    -------
Total from Investment Operations...    1.511      1.630
Less Distributions from and in
 Excess of Net Investment Income...    1.316      1.321
                                     -------    -------
Net Asset Value, End of the
 Period............................  $16.378    $16.183
                                     =======    =======
Total Return(a)....................    9.71%     10.66%
Net Assets at End of Period (in
 millions).........................  $ 623.0    $ 453.6
Ratio of Expenses to Average Net
 Assets(b).........................     .90%       .84%
Ratio of Net Investment Income to
 Average Net Assets(b).............    8.02%      8.16%
Portfolio Turnover.................      66%        79%

                                                   (Continued on following page)
---------------
(a)Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b)For the years ended December 31, 1995 through December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of expenses was less than 0.01%.

                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS -- CONTINUED (for a share outstanding throughout the periods)
--------------------------------------------------------------------------------

                                                            CLASS B SHARES                                  CLASS C SHARES
                                     ------------------------------------------------------------   ------------------------------
                                                                                   MAY 1, 1993
                                                                                  (COMMENCEMENT
                                       YEAR       YEAR       YEAR       YEAR     OF DISTRIBUTION)     YEAR       YEAR       YEAR
                                      ENDED      ENDED      ENDED      ENDED            TO           ENDED      ENDED      ENDED
                                     DECEMBER   DECEMBER   DECEMBER   DECEMBER       DECEMBER       DECEMBER   DECEMBER   DECEMBER
                                     31, 1997   31, 1996   31, 1995   31, 1994       31, 1993       31, 1997   31, 1996   31, 1995
                                     --------   --------   --------   --------   ----------------   --------   --------   --------
Net Asset Value, Beginning of
 Period............................  $14.474    $14.983    $13.850    $15.621        $14.670        $14.474    $14.987    $13.846
                                     -------    -------    -------    -------        -------        -------    -------    -------
 Net Investment Income.............     .774       .843      0.908       .841           .656           .778       .851      0.910
 Net Realized and Unrealized
   Gain/Loss.......................     .384      (.506)     1.071     (1.718)          .945           .378      (.518)     1.077
                                     -------    -------    -------    -------        -------        -------    -------    -------
Total from Investment Operations...    1.158       .337      1.979      (.877)         1.601          1.156       .333      1.987
Less Distributions from and in
 Excess of Net Investment Income...     .788       .846      0.846       .894           .650           .788       .846      0.846
                                     -------    -------    -------    -------        -------        -------    -------    -------
Net Asset Value, End of the
 Period............................  $14.844    $14.474    $14.983    $13.850        $15.621        $14.842    $14.474    $14.987
                                     =======    =======    =======    =======        =======        =======    =======    =======
Total Return(a)....................    8.23%      2.40%     14.62%     (5.69%)        11.12%*         8.23%      2.33%     14.70%
Net Assets at End of Period (in
 millions).........................  $ 229.6    $ 173.8    $ 137.9    $ 112.4        $  56.6        $  38.6    $  18.8    $   9.5
Ratio of Expenses to Average Net
 Assets(b).........................    1.71%      1.75%      1.70%      1.64%          1.74%          1.71%      1.75%      1.69%
Ratio of Net Investment Income to
 Average Net Assets(b).............    5.30%      5.84%      6.25%      5.70%          5.95%          5.24%      5.84%      6.19%
Portfolio Turnover.................      63%        59%        59%       101%            91%            63%        59%        59%

                                           CLASS C SHARES
                                     ---------------------------
                                                AUGUST 13, 1993
                                                 (COMMENCEMENT
                                       YEAR     OF DISTRIBUTION)
                                      ENDED            TO
                                     DECEMBER       DECEMBER
                                     31, 1994       31, 1993
                                     --------   ----------------
Net Asset Value, Beginning of
 Period............................  $15.610        $15.030
                                     -------        -------
 Net Investment Income.............     .824           .369
 Net Realized and Unrealized
   Gain/Loss.......................   (1.694)          .580
                                     -------        -------
Total from Investment Operations...    (.870)          .949
Less Distributions from and in
 Excess of Net Investment Income...     .894           .369
                                     -------        -------
Net Asset Value, End of the
 Period............................  $13.846        $15.610
                                     =======        =======
Total Return(a)....................   (5.62%)         6.37%*
Net Assets at End of Period (in
 millions).........................  $   7.6        $   5.2
Ratio of Expenses to Average Net
 Assets(b).........................    1.64%          1.82%
Ratio of Net Investment Income to
 Average Net Assets(b).............    5.71%          5.21%
Portfolio Turnover.................     101%            91%

---------------

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended December 31, 1995 through December 31, 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of expenses was less than 0.01%.

* Non-Annualized.

                   See Financial Statements and Notes Thereto

--------------------------------------------------------------------------------
THE FUND
--------------------------------------------------------------------------------

  Van Kampen Tax Free High Income Fund ("Fund") is a separate diversified series of Van Kampen Tax Free Trust (the "Trust"), which is an open-end management investment company, commonly known as a "mutual fund." Mutual funds sell their shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows investors to pool their money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for investors to obtain greater diversification of their investments and to simplify their recordkeeping.

  Van Kampen Investment Advisory Corp. (the "Adviser") provides investment advisory and administrative services to the Fund. The Adviser or its affiliates also act as investment advisers to other mutual funds distributed by Van Kampen Funds Inc. (the "Distributor"). To obtain prospectuses and other information on any of these other funds, please call the telephone number on the cover page of the Prospectus.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

  The investment objective of the Fund is to provide investors with a high level of current income exempt from federal income taxes primarily through investment in a diversified portfolio of medium and lower grade municipal securities. The Fund may invest in medium and lower grade municipal securities rated, at the time of investment, between BBB and B- (inclusive) by Standard and Poor's Ratings Group ("S&P"), Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's"), comparably rated short-term municipal obligations and municipal securities determined by the Adviser to be of comparable quality. There is no assurance that the Fund will achieve its investment objective. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Fund. An investment in the Fund is intended to be a long-term investment and should not be used as a trading vehicle.

  The Fund generally invests its assets in municipal securities, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal income tax. See "Municipal Securities." In normal circumstances, up to 100%, but not less than 80%, of the Fund's net assets will be invested in such municipal securities. The foregoing is a fundamental policy and cannot be changed without shareholder approval. Any "private activity" obligations in which the Fund may invest will not be treated as municipal securities for purposes of the 80% test. The Fund also may invest up to 10% of its assets in tax-exempt money market funds that invest in securities rated comparable to those in which the Fund may invest. Such instruments will be treated as municipal securities for purposes of the 80% test.

  Medium grade municipal securities are those rated BBB by S&P or Baa by Moody's, comparably rated short-term municipal obligations and municipal securities determined by the Adviser to be of comparable quality. Municipal securities rated BBB by S&P generally are regarded by S&P as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated municipal securities. Municipal securities rated Baa by Moody's generally are considered by Moody's as medium grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.

  The Fund may invest in lower grade municipal securities rated, at the time of investment, either not lower than B- by S&P or not lower than B3 by Moody's, in comparably rated short-term municipal obligations and in municipal securities determined by the Adviser to be of comparable quality. Municipal securities rated B by S&P generally are regarded by S&P, on balance, as predominantly speculative with respect to capacity to pay interest or repay principal in accordance with the terms of the obligation. While such securities will likely have some quality and protective characteristics, in S&P's view these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  The Fund will not make initial investments in municipal securities rated, at the time of investment, below B- by S&P and below B3 by Moody's, in comparably rated short-term municipal obligations or in municipal securities determined by the Adviser to be of comparable quality. The Fund may retain municipal securities which are downgraded after investment. There is no minimum rating with respect to municipal securities which may be retained in the Fund's portfolio, and the Fund may thus hold securities that are in default or with respect to which payment of interest or repayment of principal is in arrears. A complete description of the various S&P and Moody's rating categories is included as Appendix A to this Prospectus.

  Investment in medium and lower grade securities involves special risks as compared with investment in higher grade securities, including potentially greater sensitivity to a general economic downturn, greater market price volatility and less liquid secondary market trading. See "Municipal Securities--Special Considerations and Risk Factors Regarding Medium and Lower Grade Municipal Securities." There can be no assurance that the Fund will achieve its investment objective, and the Fund may not be an appropriate investment for all investors. Furthermore, interest on certain "private activity" obligations in which the Fund may invest is treated as a preference item for the purpose of calculating the alternative minimum tax and, accordingly, a portion of the income produced by the Fund may be taxable under the alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Fund. See "Tax Status."

  At times the Adviser may judge that conditions in the markets for medium and lower grade municipal securities make pursuing the Fund's basic investment strategy of investing primarily in such municipal securities inconsistent with the best interests of shareholders. At such times, the Fund may invest all or a portion of its assets in higher grade municipal securities and in municipal securities determined by the Adviser to be of comparable quality. Although such higher grade municipal securities generally entail less credit risk, such higher grade municipal securities may have a lower yield than medium and lower grade municipal securities and investment in such higher grade municipal securities may result in a lower yield to Fund shareholders. The Adviser may also judge that conditions in the markets for long- and intermediate-term municipal securities in general make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may pursue strategies primarily designed to reduce fluctuations in the value of the Fund's assets, including investing the Fund's assets in high-quality, short-term municipal securities and in high-quality, short-term taxable securities. See "Tax Status."

  The table below sets forth the percentages of the Fund's assets invested during the fiscal year ended December 31, 1997 in the various Moody's and S&P rating categories and in unrated securities determined by the Adviser to be of comparable quality. The percentages are based on the dollar-weighted average of credit ratings of all municipal securities held by the Fund during the 1997 fiscal year, computed on a monthly basis.

                                                                              YEAR ENDED
                                                                           DECEMBER 31, 1997
                                                              -------------------------------------------
                                                                                    UNRATED SECURITIES OF
                                                               RATED SECURITIES      COMPARABLE QUALITY
                           RATING                             AS A PERCENTAGE OF     AS A PERCENTAGE OF
                          CATEGORY                              PORTFOLIO VALUE        PORTFOLIO VALUE
                          --------                            ------------------    ---------------------
AAA/Aaa.....................................................         25.51%                  1.43%
AA/Aa.......................................................          4.78                   0.00
A/A.........................................................          3.85                   0.34
BBB/Baa.....................................................         21.97                   4.81
BB/Ba.......................................................          2.98                  21.54
B/B.........................................................          0.36                   9.15
CCC/Caa.....................................................          0.00                   0.69
CC/Ca.......................................................          0.00                   0.00
C/C.........................................................          0.00                   1.22
D...........................................................          0.00                   1.37
                                                                     -----                  -----
Percentage of Rated and Unrated Securities..................         59.45%                 40.55%
                                                                     =====                  =====

  Securities rated D are in default, and payment of interest or repayment of principal is in arrears. Securities that are in default or with respect to which payment of interest or repayment of principal is in arrears present special risk considerations. The Fund may incur additional expenses to the extent that it is required to seek recovery of interest or principal, and the Fund may be unable to obtain full recovery thereof. See "Municipal Securities--Special Considerations and Risk Factors Regarding Medium and Lower Grade Municipal Securities."

  The percentage of the Fund's assets invested in securities of various grades may from time to time vary from those set forth above.

  Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem". The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund.

--------------------------------------------------------------------------------
MUNICIPAL SECURITIES
--------------------------------------------------------------------------------

  GENERAL. Municipal securities in which the Fund may invest are debt obligations issued by or on behalf of the governments of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities, certain interstate agencies and certain territories of the United States, the interest on which, in the opinion of bond counsel or other counsel to the issuer of such securities, is exempt from federal income tax.

  The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

  Within these principal classifications of municipal securities, there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, municipal leases, custodial receipts, participation certificates and derivative municipal securities the terms of which include elements of, or are similar in effect to, certain Strategic Transactions (as defined below) in which the Fund may engage. Variable rate securities bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest and include securities whose rates vary inversely with changes in market rates of interest. The Fund will not invest more than 15% of its total assets in derivative municipal securities such as inverse floaters, whose rates vary inversely with changes in market rates of interest, or range floaters or capped floaters whose rates are subject to periodic or lifetime caps. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate municipal security having similar credit quality, redemption provisions and maturity. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Participation certificates are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract, or a conditional sales contract. Some municipal securities may not be backed by the faith, credit and taxing power of the issuer. Certain of the municipal securities in which the Fund may invest represent relatively recent innovations in the municipal securities markets. While markets for such recent innovations progress through stages of development, such markets may be less developed than more fully developed markets for municipal securities. A more detailed description of the types of municipal securities in which the Fund may invest is included in the Statement of Additional Information.

  The net asset value of each of the Funds will change with changes in the value of their respective portfolio securities. Because the Funds will invest primarily in fixed income municipal securities, the net asset value of each of the Funds can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. Volatility may be greater during periods of general economic uncertainty.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on municipal securities. If such a proposal were enacted, the ability of the Fund to pay tax-exempt interest dividends might be adversely affected.

  SPECIAL CONSIDERATIONS AND RISK FACTORS REGARDING MEDIUM AND LOWER GRADE MUNICIPAL SECURITIES. The Fund invests in medium and lower grade municipal securities. Municipal securities which are in the medium and lower grade categories generally offer a higher current yield than is offered by higher grade municipal securities, but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Debt securities rated BB or below by S&P and Ba or below by Moody's are commonly referred to as "junk bonds." Although the Fund primarily will invest in medium and lower grade municipal securities, the Fund may invest in higher grade municipal securities for temporary defensive purposes. Such investments may result in lower current income than if the Fund were fully invested in medium and lower grade securities.

  The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. However, the secondary market prices of medium and lower grade municipal securities are less sensitive to changes in interest rates and are more sensitive to adverse economic changes or individual issuer developments than are the secondary market prices of higher grade debt securities. A significant increase in interest rates or a general economic downturn could severely disrupt the market for medium and lower grade municipal securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of defaults by issuers of medium and lower grade municipal securities as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the municipal securities in the Fund's portfolio and thus in the net asset value of the Fund. Also, adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of medium and lower grade municipal securities. The secondary market value of municipal securities structured as zero coupon securities and payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Investment in such securities also involves certain tax considerations. See "Tax Status."

  Increases in interest rates and changes in the economy may adversely affect the ability of issuers of medium and lower grade municipal securities to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.

  To the extent that there is no established retail market for some of the medium or lower grade municipal securities in which the Fund may invest, trading in such securities may be relatively inactive. The Adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Trustees of the Trust. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade municipal securities held in the Fund's portfolio, the ability of the Adviser to value the Fund's securities becomes more difficult and the Adviser's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

  The Adviser seeks to minimize the risks involved in investing in medium and lower grade municipal securities through portfolio diversification, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Adviser may consider the credit ratings of Moody's and S&P in evaluating municipal securities, although it does not rely primarily on these ratings. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser continuously monitors the issuers of municipal securities held in the Fund's portfolio.

  Municipal securities generally are not listed for trading on any national securities exchange, and many issuers of medium and lower grade municipal securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Because of the nature of medium and lower rated municipal securities, achievement by the Fund of its investment objective may be more dependent on the credit analysis of the Adviser than is the case for an investment company which invests primarily in exchange listed, higher grade securities.

  SPECIAL CONSIDERATIONS REGARDING CERTAIN MUNICIPAL SECURITIES. The Fund may invest in zero coupon and payment-in-kind municipal securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The Internal Revenue Code of 1986, as amended (the "Code"), requires that regulated investment companies distribute at least 90% of their net investment income each year, including tax-exempt and non-cash income. Accordingly, although the Fund will receive no coupon payments on zero coupon securities prior to their maturity, the Fund is required, in order to maintain its desired tax treatment, to include in its distributions to shareholders in each year any income attributable to zero coupon securities that is in excess of 10% of the Fund's net investment income in that year. The Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash. As of December 31, 1997, approximately 3.1% of the Fund's total net assets were invested in zero coupon securities and none of the Fund's total net assets were invested in payment-in-kind securities.

  The Fund may invest in derivative municipal income securities such as inverse floaters, range floaters and capped floaters. Investment in such securities involves special risks as compared to investment in conventional floating or variable rate municipal income securities. The extent of increases and decreases in the value of such securities and the corresponding changes to the per share net asset value of the Fund in response to changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate income security having similar credit quality, redemption provisions and maturity. The markets for such securities may be less developed than the markets for conventional floating or variable rate municipal income securities.
--------------------------------------------------------------------------------
INVESTMENT PRACTICES
--------------------------------------------------------------------------------

  In connection with the investment policies described above, the Fund also may engage in strategic transactions and purchase and sell securities on a "when issued" and "delayed delivery" basis. These investments entail risk. Strategic transactions generally will not be treated as investments in tax-exempt municipal securities for purposes of the Fund's investment policy with respect thereto.

  STRATEGIC TRANSACTIONS. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and enter into various interest rate transactions such as swaps, caps, floors or collars. Collectively, all of the above are referred to as "Strategic Transactions." Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

  Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. The Strategic Transactions that the Fund may use and some of their risks are described more fully in the Fund's Statement of Additional Information.

  Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will be distributed to its shareholders in taxable distributions. See "Tax Status."

  "WHEN ISSUED" AND "DELAYED DELIVERY" TRANSACTIONS. The Fund may also purchase and sell municipal securities on a "when issued" and "delayed delivery" basis. No income accrues to the Fund on municipal securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the municipal securities at delivery may be more or less than their purchase price, and yields generally available on municipal securities when delivery occurs may be higher than yields on the municipal securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain, in a segregated account with its custodian, cash or liquid securities having an aggregate value equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase municipal securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. No specific limitation exists as to the percentage of the Fund's assets which may be used to acquire securities on a "when issued" or "delayed delivery" basis. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

  OTHER PRACTICES. The Fund has no restrictions on the maturity of municipal bonds in which it may invest. The Fund will seek to invest in municipal bonds of such maturities that, in the judgment of the Fund and the Adviser, will provide a high level of current income consistent with liquidity requirements and market conditions.

  The Fund may borrow amounts up to 5% of its net assets in order to pay for redemptions when liquidation of portfolio securities is considered disadvantageous or inconvenient and may pledge up to 10% of its net assets to secure such borrowings.

  It is possible that the Fund will invest more than 25% of its assets in a particular segment of the municipal bond market, such as Hospital Revenue Bonds, Housing Agency Bonds, Airport Bonds or Industrial Development Bonds. In such circumstances, economic, business, political or other changes affecting one bond might also affect other bonds in the same segment, thereby potentially increasing market risk with respect to the bonds in such segment. Such changes could include, but are not limited to, proposed or suggested legislation involving the financing of projects within such segments, declining markets or needs for such projects and shortages or price increases of materials needed for such projects.

  PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION. In effecting purchases and sales of the Fund's portfolio securities, the Adviser and the Fund may place orders with and pay brokerage commissions to brokers, including brokers which may be affiliated with the Fund, the Adviser, the Distributor or dealers participating in the offering of the Fund's shares. In addition, in selecting among firms to handle a particular transaction, the Adviser and the Fund may take into account whether the firm has sold or is selling shares of the Fund.

--------------------------------------------------------------------------------
INVESTMENT ADVISORY SERVICES
--------------------------------------------------------------------------------

  THE ADVISER. Van Kampen Investment Advisory Corp. (the "Adviser") is the investment adviser for the Fund. The Adviser is a wholly-owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $60 billion under management or supervision. Van Kampen's more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., (the "Distributor") the distributor of the Fund and sponsor of the funds mentioned above, is a wholly-owned subsidiary of Van Kampen. Van Kampen is an indirect wholly-owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

  Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc. an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financial and investing; and global custody, securities clearance services and securities lending.

  ADVISORY AGREEMENT. The business and affairs of the Fund are managed under the direction of the Board of Trustees of the Trust, of which the Fund is a separate series. Subject to their authority, the Adviser and the officers of the Fund supervise and implement the Fund's investment activities and are responsible for overall management of the Fund's business affairs. The Fund pays the Adviser a fee equal to a percentage of the average daily net assets of the Fund as follows:

                  AVERAGE DAILY NET ASSETS                     % PER ANNUM
                  ------------------------                     -----------
 First $500 million.........................................  0.50 of 1.00%
 Over $500 million..........................................  0.45 of 1.00%

  Under its investment advisory agreement with the Adviser, the Fund has agreed to assume and pay the charges and expenses of the Fund's operation, including the compensation of the Trustees of the Trust (other than those who are affiliated persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Adviser, the Distributor, Van Kampen Investor Services Inc. ("Investor Services"), Van Kampen or Morgan Stanley Dean Witter & Co.), the charges and expenses of independent accountants, legal counsel, transfer agent, or dividend disbursing agent and the custodian (including fees for safekeeping of securities), costs of calculating net asset value, costs of acquiring and disposing of portfolio securities, interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies. The Adviser reserves the right in its sole discretion from time-to-time to waive all or a portion of its management fee or to reimburse the Fund for all or a portion of its other expenses.

  PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to preclearance and other procedures designed to prevent conflicts of interest.

  PORTFOLIO MANAGEMENT. David C. Johnson, a Senior Vice-President of the Adviser has been primarily responsible for the day-to-day management of the Fund's portfolio since April 1989. Mr. Johnson has been employed by the Adviser since April 1989.

--------------------------------------------------------------------------------
ALTERNATIVE SALES ARRANGEMENTS
--------------------------------------------------------------------------------

  The Alternative Sales Arrangements permit an investor to choose the method of purchasing shares that is more beneficial to the investor, taking into account the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive dividends in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider such factors together with the amount of sales charges and accumulated distribution and service fees with respect to each class of shares that may be incurred over the anticipated duration of their investment in the Fund.

  The Fund offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Shares of each class are offered at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (a) at the time of purchase ("Class A Shares") or
(b) on a contingent deferred basis (Class A Share accounts over $1 million, "Class B Shares" and "Class C Shares"). Class A Share accounts over $1 million or otherwise subject to a contingent deferred sales charge ("CDSC"), Class B Shares and Class C Shares sometimes are referred to herein collectively as "Contingent Deferred Sales Charge Shares" or "CDSC Shares."

  The minimum initial investment with respect to each class of shares is $500. The minimum subsequent investment with respect to each class of shares is $25. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares or Class C Shares. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

  An investor should carefully consider the sales charges applicable to each class of shares and the estimated period of their investment to determine which class of shares is more beneficial for the investor to purchase. For example, investors who would qualify for a significant purchase price discount from the maximum sales charge on Class A Shares may determine that payment of such a reduced front-end sales charge is superior to electing to purchase Class B Shares or Class C Shares, each with no front-end sales charge but subject to a CDSC and a higher aggregate distribution and service fee. However, because initial sales charges are deducted at the time of purchase of Class A Share accounts under $1 million, a purchaser of such Class A Shares would not have all of his or her funds invested initially and, therefore, would initially own fewer shares than if Class B Shares or Class C Shares had been purchased. On the other hand, an investor whose purchase would not qualify for price discounts applicable to Class A Shares and intends to remain invested until after the expiration of the applicable CDSC may wish to defer the sales charge and have all his or her funds initially invested in Class B Shares or Class C Shares. If such an investor anticipates that he or she will redeem such shares prior to the expiration of the CDSC period applicable to Class B Shares, the investor may wish to acquire Class C Shares. Investors must weigh the benefits of deferring the sales charge and having all of their funds invested against the higher aggregate distribution and service fee applicable to Class B Shares and Class C Shares (discussed below).

  Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights, except each class of shares (i) bears those distribution fees, service fees and administrative expenses applicable to the respective class of shares as a result of its sales arrangements, (ii) has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and
(iii) has a different exchange privilege. Generally, a class of shares subject to a higher ongoing distribution and service fee or subject to the conversion feature will have a higher expense ratio and pay lower dividends than a class of shares subject to a lower ongoing distribution and service fee or not subject to the conversion feature. The per share net asset values of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset values of the classes may differ. The net asset value per share of each class of shares of the Fund will be determined as described in this Prospectus under "Purchase of Shares -- Net Asset Value."

  The administrative expenses that may be allocated to a specific class of shares may consist of (i) Investor Services' expenses attributable to a specific class of shares, which expenses typically will be higher with respect to classes of shares subject to the conversion feature; (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class;
(iii) Securities and Exchange Commission (the "SEC") registration fees incurred by a class of shares; (iv) the expense of administrative personnel and services as required to support the shareholders of a specific class; (v) Trustees' fees or expense incurred as a result of issues relating to one class of shares; (vi) accounting expenses relating solely to one class of shares; and (vii) any other incremental expenses subsequently identified that should be properly allocated to one or more classes of shares. All such expenses incurred by a class will be borne on a pro rata basis by the outstanding shares of such class. All allocations of administrative expenses to a particular class of shares will be limited to the extent necessary to preserve the Fund's qualification as a regulated investment company under the Code.

--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

  The Fund offers three classes of shares for sale to the public on a continuous basis through the Distributor, as principal underwriter, which is located at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. Shares also are offered through members of the NASD acting as securities dealers ("dealers") and through NASD members acting as brokers for investors ("brokers") or eligible non-NASD members acting as agents for investors ("financial intermediaries"). The Fund reserves the right to suspend or terminate the continuous public offering of its shares at any time and without prior notice.

  The Fund's shares are offered at the net asset value per share next computed after an investor places an order to purchase directly with the investor's broker, dealer or financial intermediary or with the Distributor plus any applicable sales charge. Sales personnel of brokers, dealers and financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares. It is the responsibility of the investor's broker, dealer or financial intermediary to transmit the order to the Distributor. Because the Fund generally will determine net asset value once each business day as of the close of business, purchase orders placed through an investor's broker, dealer or financial intermediary must be transmitted to the Distributor by such broker, dealer or financial intermediary prior to such time in order for the investor's order to be fulfilled on the basis of the net asset value to be determined that day. Any change in the purchase price due to the failure of the Distributor to receive a purchase order prior to such time must be settled between the investor and the broker, dealer or financial intermediary submitting the order.

  The Distributor may from time to time implement programs under which a broker, dealer or financial intermediary's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any broker, dealer or financial intermediary that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the broker, dealer or financial intermediary at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by it, pay fees to, and sponsor business seminars for, qualifying brokers, dealers or financial intermediary for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. Such payments to brokers, dealers and financial intermediaries for sales contests, other sales programs and seminars are made by the Distributor out of its own assets and not out of the assets of the Fund. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that the Fund will receive from such sale.

CLASS A SHARES

  The public offering price of Class A Shares is equal to the net asset value per share plus an initial sales charge which is a variable percentage of the offering price depending upon the amount of the sale. The table below shows total sales charges and dealer concessions reallowed to dealers and agency commissions paid to brokers with respect to sales of Class A Shares. The sales charge is allocated between the investor's broker, dealer or financial intermediary and the Distributor. As indicated previously, at the discretion of the Distributor, the entire sales charge may be reallowed to such broker, dealer or financial intermediary. The staff of the SEC has taken the position that brokers, dealers or financial intermediaries who receive more than 90% or more of the sales charge may be deemed to be "underwriters" as that term is defined in the Securities Act of the 1933, as amended.

SALES CHARGE TABLE

                                                                                                       DEALER
                                                                                                     CONCESSION
                                                                                                     OR AGENCY
                                                                      TOTAL SALES CHARGE             COMMISSION
                                                              ----------------------------------   --------------
                    SIZE OF TRANSACTION                        PERCENTAGE OF     PERCENTAGE OF     PERCENTAGE OF
                     AT OFFERING PRICE                        OFFERING PRICE    NET ASSET VALUE    OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------
Less than $100,000..........................................       4.75%              4.99%             4.25%
$100,000 but less than $250,000.............................       3.75               3.90              3.25
$250,000 but less than $500,000.............................       2.75               2.83              2.25
$500,000 but less than $1,000,000...........................       2.00               2.04              1.75
$1,000,000 or more*.........................................      *                 *                  *

--------------------------------------------------------------------------------
* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to brokers, dealers or financial intermediaries who initiate and are responsible for purchases of $1 million or more as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million. See "Purchase of Shares -- Deferred Sales Charge Alternatives" for additional information with respect to CDSCs.

QUANTITY DISCOUNTS

  Investors purchasing Class A Shares may, under certain circumstances, be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

  Investors, or their brokers, dealers or financial intermediaries, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their broker, dealer or financial intermediary or the Distributor.

  A person eligible for a reduced sales charge includes an individual, his or her spouse and minor children under 21 years of age and any corporation, partnership, or sole proprietorship which is 100% owned, either alone or in combination by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account; or a "company" as defined is section 2(a)(8) of the 1940 Act.

  As used herein, "Participating Funds" refers to certain open-end investment companies advised by the Adviser or Van Kampen Asset Management Inc. ("Asset Management") and distributed by the Distributor. Additional funds may be added from time to time as determined by the Fund's Board of Trustees.

  VOLUME DISCOUNTS. The size of investment shown in the preceding sales charge table applies to the total dollar amount being invested by any person at any one time in Class A Shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.

  CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the preceding sales charge table may also be determined by combining the amount being invested in Class A Shares of the Fund with other shares of the Fund and shares of Participating Funds, plus the current offering price of all shares of the Fund and other Participating Funds which have been previously purchased and are still owned.

  LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the amount being invested over a 13-month period to determine the sales charge as outlined in the preceding sales charge table. The size of investment shown in the preceding sales charge table includes the amount of intended purchases of Class A Shares of the Fund with other shares of the Fund and shares of the Participating Funds plus the value of all shares of the Fund and other Participating Funds previously purchased during such 13-month period and still owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provision, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. If the goal is not achieved within the 13-month period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. When an investor signs a Letter of Intent, shares equal to at least 5% of the total purchase amount of the level selected will be restricted from sale or redemption by the investor until the Letter of Intent is satisfied or any additional sales charges have been paid; if the Letter of Intent is not satisfied by the investor and any additional sales charges are not paid, sufficient restricted shares will be redeemed by the Fund to pay such charges. Additional information is contained in the application accompanying this Prospectus.

OTHER PURCHASE PROGRAMS

  Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with unit investment trust reinvestment programs and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.

  UNIT INVESTMENT TRUST REINVESTMENT PROGRAMS. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value with no minimum initial or subsequent investment requirement if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the broker, dealer or financial intermediary, if any, through which such participation in the qualifying program was initiated 0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their broker, dealer, financial intermediary or the Distributor.

  The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.

  As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a monthly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.

  NAV PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:

  (1) Current or retired trustees or directors of funds advised by the Adviser or Asset Management and such persons' families and their beneficial accounts.

  (2) Current or retired directors, officers and employees of Morgan Stanley Group Inc. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser; and such persons' families and their beneficial accounts.

  (3) Directors, officers, employees and registered representatives of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees provided that such purchases are otherwise permitted by such institutions.

  (4) Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay Participating Dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.

  (5) Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further detail with respect to such programs.

  (6) Beneficial owners of shares of a Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.

  (7) Accounts as to which a broker, dealer or financial intermediary charges an account management fee ("wrap accounts"), provided the broker, dealer or financial intermediary has a separate agreement with the Distributor.

  (8) Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Code, or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or (2) such shares are purchased by an employer sponsored plan with more than 100 eligible employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company served as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. A commission will be paid on the foregoing purchases as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million and 0.25% on the excess over $50 million.

  (9) Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and other Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economics of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a CDSC of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.

  Purchase orders made pursuant to clause (4) may be placed either through authorized brokers, dealers or financial intermediaries as described above or directly with Investor Services, the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized broker, dealer or financial intermediary may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized brokers, dealers or financial intermediaries will be paid a service fee as described herein under "Distribution and Service Plans" or purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.

DEFERRED SALES CHARGE ALTERNATIVES

  Investors choosing the deferred sales charge alternative may purchase Class A Shares in an amount of $1 million or more, Class B Shares or Class C Shares. The public offering price of a CDSC Share is equal to the net asset value per share without the imposition of a sales charge at the time of purchase. CDSC Shares are sold without an initial sales charge so that the Fund may invest the full amount of the investor's purchase payment. The Distributor will compensate brokers, dealers and financial intermediaries participating in the continuous public offering of the CDSC Shares out of its own assets, and not out of the assets of the Fund, at a percentage rate of the dollar value of the CDSC Shares purchased from the Fund by such brokers, dealers and financial intermediaries, which percentage rate will be equal to (i) with respect to Class A Shares, 1.00% on sales to $2 million, plus 0.80% on the next million, plus 0.20% on the next $2 million and 0.08% on the excess over $5 million; (ii) 4.00% with respect to Class B Shares; and (iii) 1.00% with respect to Class C Shares. Such compensation will not change the price an investor will pay for CDSC Shares or the amount that the Fund will receive from such sale.

  CDSC Shares redeemed within a specified period of time generally will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The amount of the CDSC will vary depending on (i) the class of CDSC Shares to which such shares belong and (ii) the number of years from the time of payment for the purchase of the CDSC Shares until the time of their redemption. The charge will be assessed on an amount equal to the lesser of the then current market value or the original purchase price of the CDSC Shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on CDSC Shares derived from reinvestment of dividends or capital gains distributions. Solely for purposes of determining the number of years from the time of any payment for the purchase of CDSC Shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month.

  Proceeds from the CDSC and the distribution fee applicable to a class of CDSC Shares are paid to the Distributor and are used by the Distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of shares of such class of CDSC Shares, such as the payment of compensation to selected dealers and agents for selling such shares. The combination of the CDSC and the distribution fees facilitates the ability of the Fund to sell such CDSC Shares without a sales charge being deducted at the time of purchase.

  In determining whether a CDSC is applicable to a redemption of CDSC Shares, it will be assumed that the redemption is made first of any CDSC Shares acquired pursuant to reinvestment of dividends or distributions, second of CDSC Shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares, third of Class A Shares in the shareholder's Fund account that have converted from Class B Shares or Class C Shares, if any, and fourth of CDSC Shares held longest during the period of time that a CDSC is applicable to such CDSC Shares. The charge will not be applied to dollar amounts representing an increase in the net asset value per share since the time of purchase.

  To provide an example, assume an investor purchased 100 Class B Shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B Shares upon dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.75% (the applicable rate in the second year after purchase).

  CLASS A SHARE PURCHASES OF $1 MILLION OR MORE. No sales charge is payable at the time of purchase on investments in Class A Shares of $1 million or more, although for such investments the Fund imposes a CDSC of 1.00% on redemptions made within one year of the purchase. A commission will be paid to dealers who initiate and are responsible for purchases of $1 million or more as follows:
1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.

  CLASS B SHARES. Class B Shares redeemed within six years of purchase generally will be subject to a CDSC at the rates set forth below, charged as a percentage of the dollar amount subject thereto:
--------------------------------------------------------------------------------

                                                             CONTINGENT DEFERRED
                                                              SALES CHARGE AS A
                                                                PERCENTAGE OF
                                                                DOLLAR AMOUNT
                    YEAR SINCE PURCHASE                       SUBJECT TO CHARGE
--------------------------------------------------------------------------------
     First..................................................        4.00%
     Second.................................................        3.75%
     Third..................................................        3.50%
     Fourth.................................................        2.50%
     Fifth..................................................        1.50%
     Sixth..................................................        1.00%
     Seventh and after......................................        0.00%

  The CDSC generally is waived on redemptions of Class B Shares made pursuant to the Systematic Withdrawal Plan. See "Shareholder Services -- Systematic Withdrawal Plan."

  CLASS C SHARES. Class C Shares redeemed within the first 12 months of purchase generally will be subject to a CDSC of 1.00% of the dollar amount subject thereto. Class C Shares redeemed thereafter will not be subject to a CDSC.

  CONVERSION FEATURE. Class B Shares purchased on or after June 1, 1996 and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share acquired through the exchange privilege is determined by reference to the Participating Fund from which such share originally was purchased. The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of such shares does not constitute a taxable event under federal income tax law. The conversion of Shares may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such class of shares for an indefinite period.

  WAIVER OF CONTINGENT DEFERRED SALES CHARGE. The CDSC is waived on redemptions of Class B Shares and Class C Shares: (i) following the death or disability (as defined in the Code) of a shareholder; (ii) in connection with required minimum distributions from an IRA or another retirement plan; (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account; (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of shares; and (v) effected pursuant to the right of the Fund to liquidate a shareholder's account as described herein under "Redemption of Shares." The CDSC also is waived on redemption of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. See "Shareholder Services" and "Redemption of Shares" for further discussion of the waiver provisions.

NET ASSET VALUE

  The net asset value per share of the Fund is determined by calculating the total value of the Fund's assets, deducting its total liabilities, and dividing the result by the number of shares of the Fund outstanding. The net asset value is computed once daily as of 5:00 p.m. Eastern time, Monday through Friday, except on customary business holidays, or except on any day on which no purchase or redemption orders are received, or there is not a sufficient degree of trading in the Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Fund reserves the right to calculate the net asset value and to adjust the public offering price based thereon more frequently than once a day if deemed desirable.

  Fixed income securities are valued by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Trustees of the Trust, of which the Fund is a separate series. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost when amortized cost is determined by or under the direction of the Board of Trustees of the Trust to be representative of the fair value at which it is expected such securities may be resold. Other assets are valued at fair value as determined in good faith by or under the direction of the Trustees. The net asset value per share of the different classes of shares are expected to be substantially the same; from time to time, however, the per share net asset value of the different classes of shares may differ.

--------------------------------------------------------------------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

  The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. Unless otherwise described below, each of these services may be modified or terminated by the Fund at any time.

  INVESTMENT ACCOUNT. Investor Services, transfer agent for the Fund and a wholly-owned subsidiary of Van Kampen, performs bookkeeping, data processing and administration services related to the maintenance of shareholder accounts. Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services. Except as described in this Prospectus, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive quarterly statements from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized brokers, dealers or financial intermediaries or by mailing a check directly to Investor Services.

  SHARE CERTIFICATES. Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued, representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and to obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares and bill the party to whom the replacement certificate was mailed.

  REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the record date of such dividend or distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net asset value, or that both dividends and capital gains distributions be paid in cash. For further information, see "Distributions from the Fund."

  AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to debit a bank account on a regular basis to invest predetermined amounts in the Fund. Additional information is available from the Distributor or authorized brokers, dealers or financial intermediaries.

  DIVIDEND DIVERSIFICATION. A shareholder may, upon written request or by completing the appropriate section of the application form accompanied by this Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund, so long as the shareholder has a pre-existing account for such class of shares exists for such shareholder.

  If the qualified pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value as of the payable date of the distribution only if shares of such selected fund have been registered for sale in the investor's state.

  EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged with shares of the same class of any Participating Fund based on the next computed net asset values of each fund after requesting the exchange without any sales charge, subject to certain limitations. Before effecting an exchange, shareholders seeking an exchange in a Participating Fund should obtain and read a current prospectus of the fund into which the exchange is to be made. SHAREHOLDERS MAY ONLY EXCHANGE INTO SUCH OTHER FUNDS AS ARE LEGALLY AVAILABLE FOR SALE IN THEIR STATE.

  To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name for at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.

  When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the CDSC is based upon the date of the initial purchase of such shares from a Participating Fund (the "Original Fund"). Upon redemption from the Participating Funds' complex of funds, Class B Shares and Class C Shares are subject to the CDSC schedule imposed by the original fund Class A Shares of Van Kampen funds that generally impose an initial sales charge are not subject to any sales charge upon exchange into the Fund. Class A Shares of Van Kampen funds that generally do not impose an initial sales charge are subject to the appropriate sales charge applicable to Class A Shares of the Fund.

  No sales charge is imposed upon the exchange of Class B Shares and Class C Shares. The CDSC schedule and conversion schedule applicable to a Class B Share or Class C Share acquired through the exchange privilege is determined by reference to the Van Kampen fund from which such share originally was purchased. The holding period of a Class B Share or Class C Share acquired through the exchange privilege is determined by reference to the date such share originally was purchased from a Van Kampen fund.

  Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is not included in the tax basis of the exchanged shares, but is carried over and included in the tax basis of the shares acquired.

  A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at
(800) 341-2911 ((800) 421-2833 for the hearing impaired). A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanied by this Prospectus. The exchange will take place at the relative net asset values of the shares next determined after receipt of such request with adjustment for any additional sales charge. Any shares exchanged begin earning dividends on the next business day after the exchange is affected. Van Kampen and its subsidiaries, including Investor Services (collectively, "VK"), and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. Exchanges are effected at the net asset value per share next calculated after the request is received in good order with adjustment for any additional sales charge. If reasonable procedures are employed, a shareholder agrees that neither VK nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. VK and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification options) and broker, dealer or financial intermediary of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, an exchanging shareholder must file a specific written request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.

  A prospectus of any of these mutual funds may be obtained from any broker, dealer or financial intermediary or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.

  SYSTEMATIC WITHDRAWAL PLAN. Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semi-annual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which taxable gain or loss will be recognized. The plan holder may arrange for monthly, quarterly, semi-annual, or annual checks in any amount not less than $25.

  Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a CDSC. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.

  Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plan are reinvested in additional shares at the next determined net asset value. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with purchases of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders. Any gain or loss realized by the shareholder upon the redemption of shares is a taxable event.

  CHECK WRITING PRIVILEGE. Holders of Class A Shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check Form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to such shareholder. These checks may be made payable by the holder of Class A Shares to the order of any person in any amount of $100 or more.

  When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's account by Investor Services at the next determined net asset value. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of Class A Shares is a taxable event. See "Redemption of Shares."

  Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A Share account, the check will be returned and the shareholder may be subject to additional charges. Holders of Class A Shares may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege. A "stop payment" system is not available on these checks. See the Statement of Additional Information for further information regarding the establishment of the privilege.

  AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS. Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

  INTERNET TRANSACTIONS. In addition to performing transactions on your account through written instructions or by telephone, you may also perform certain transactions through the Internet. Please refer to our Web Site at www.vkac.com for further instructions. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the Internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon Internet instructions and providing written confirmation of instructions communicated through the Internet. If reasonable procedures are employed, neither VK nor the Fund will be liable for following instructions through the Internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

--------------------------------------------------------------------------------
REDEMPTION OF SHARES
--------------------------------------------------------------------------------

  Shareholders may redeem for cash some or all of their shares without charge by the Fund (other than, with respect to CDSC Shares, the applicable contingent deferred sales charge) at any time by sending a written request in proper form directly to Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, Missouri 64141-9256, by placing the redemption request through an authorized dealer or by calling the Fund.

  WRITTEN REDEMPTION REQUESTS. In the case of redemption requests sent directly to Investor Services, the redemption request should indicate the number of shares to be redeemed, the class designation of such shares, the account number and be signed exactly as the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank. If certificates are held for the shares being redeemed, such certificates must be endorsed for transfer or accompanied by an endorsed stock power and sent with the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request.

  In the case of redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request is received by Investor Services in proper form. Payment for shares redeemed (less any sales charge, if applicable) ordinarily will be made by check mailed within three business days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payments may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check until it confirms that the purchase check has cleared, which may take up to 15 days. Any gain or loss realized on the redemption of shares is a taxable event.

  DEALER REDEMPTION REQUESTS. Shareholders may sell shares through their securities dealer, who will telephone the request to the Distributor. Orders received from dealers must be at least $500 unless transmitted via the FUNDSERV network. The redemption price for such shares is the net asset value next calculated after an order is received by a dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Any change in the redemption price due to failure of the Distributor to receive a sell order prior to such time must be settled between the shareholder and dealer. Shareholders must submit a written redemption request in proper form (as described above under "Written Redemption Requests") to the dealer within three business days after calling the dealer with the sell order. Payment for shares redeemed (less any sales charge, if applicable) will ordinarily be made by check mailed within three business days to the dealer.

  TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application accompanying this Prospectus or call the Fund at (800) 341-2911 ((800) 421-2833 for the hearing impaired) to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at (800) 421-5684. VK and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, a shareholder agrees that neither VK nor the Fund will be liable for following instructions which it reasonably believes to be genuine. VK and the Fund may be liable for any losses due to unauthorized or fraudulent instructions if reasonable procedures are not followed. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedures previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, on a regular business day will be processed at the net asset value per share determined that day. These privileges are available for all accounts other than retirement accounts. The telephone redemption privilege is not available for shares represented by certificates. If the shares to be redeemed have been recently purchased by check, Investor Services may delay mailing a redemption check or wiring redemption proceeds until it confirms that the purchase check has cleared, which may take up to 15 days. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

  For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check sent to the shareholders' address of record and amounts of at least $1,000 and up to $1 million may be redeemed daily if the proceeds are to be paid by wire sent to the shareholder's bank account of record. The proceeds must be payable to the shareholder(s) of record. Proceeds from redemptions to be paid by check ordinarily will be mailed within three business days to the shareholder's address of record. Proceeds from redemptions to be paid by wire ordinarily will be wired on the next business day to the shareholder's bank account of record. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. The Fund reserves the right at any time to terminate, limit or otherwise modify this telephone redemption privilege.

  GENERAL REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a net asset value on the date of the notice of redemption less than the minimum investment as specified by the Trustees. At least 60 days advance written notice of any such involuntary redemption is required and the shareholder is given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum investment due to shareholder redemption.

  REDEMPTION UPON DEATH OR DISABILITY. The Fund will waive the CDSC on redemptions following the death or disability of holders of Class B Shares and Class C Shares. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of disability before it determines to waive the CDSC on Class B Shares and Class C Shares.

  In cases of death or disability, the CDSCs on Class B Shares and Class C Shares will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC on Class B Shares and Class C Shares applies to a total or partial redemption, but only to redemptions of shares held at the time of death or the initial determination of disability.

  REINSTATEMENT PRIVILEGE. Holders of Class A Shares or Class B Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. Holders of Class C Shares who have redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any CDSC paid upon such redemption. Such reinstatement is made at the net asset value (without sales charge except as described under "Shareholder
Services -- Exchange Privilege") next determined after the order is received, which must be within 180 days after the date of the redemption. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge." Reinstatement at net asset value is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS
--------------------------------------------------------------------------------

  The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor and sub-agreements between the Distributor and brokers, dealers or financial intermediaries (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance.

  CLASS A SHARES. The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.25% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution-related expense.

  CLASS B SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  CLASS C SHARES. The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays brokers, dealers or financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such broker's, dealer's or financial intermediary's customers. The Fund pays the Distributor the lesser of the balance of 0.75% not paid to such brokers, dealers or financial intermediaries or the amount of the Distributor's actual distribution related expense attributable to the Class C Shares. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

  OTHER INFORMATION. Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

  The Distributor's actual expenses with respect to a class of CDSC Shares (for purposes of this section, excluding any Class A Shares that may be subject to a
CDSC) for any given year may exceed the amounts payable to the Distributor with respect to such class of CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the CDSC. In such event, with respect to any such class of CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share. In such circumstances, a shareholder of such CDSC Share may be deemed to incur expenses attributable to other shareholders of such class. As of December 31, 1997, there were $8,558,992 and $125,120 of unreimbursed distribution expenses with respect to Class B Shares and Class C Shares, respectively, representing 3.73% and 0.32% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Distribution Plan was terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through CDSCs.

  Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the CDSC applicable to a particular class of shares to defray distribution related expenses attributable to any other class of shares. Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In addition, state securities laws on this issue may differ from the interpretations of federal law, and banks and financial institutions may be required to register as dealers pursuant to state law. In the unlikely event that a court were to find that these laws prevent such banks from providing such services described above, the Fund would seek alternate providers and expects that shareholders would not experience any disadvantage.

--------------------------------------------------------------------------------
DISTRIBUTIONS FROM THE FUND
--------------------------------------------------------------------------------

  The Fund's policy is to declare daily and pay monthly distributions of all or substantially all net investment income of the Fund. Net investment income consists of all or a portion of the interest income, dividends, other ordinary income earned by the Fund on its portfolio assets, less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized long- and short-term capital gains, if any, are expected to be distributed, to the extent permitted by applicable law, to shareholders at least annually. Distributions cannot be assured, and the amount of each monthly distribution may vary.

  Distributions with respect to each class of shares will be calculated in the same manner on the same day and will be in the same amount, except that the different distribution and service fees and any incremental administrative expenses relating to each class of shares will be borne exclusively by the respective class and may cause the distributions relating to the different classes of shares to differ. Generally, distributions with respect to a class of shares subject to a higher distribution fee, service fee, or, where applicable, the conversion feature will be lower than distributions with respect to a class of shares subject to a lower distribution fee, service fee, or not subject to the conversion feature.

  Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payments for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.

  Distribution checks may be sent to parties other than the shareholder in whose name the account is registered. Persons wishing to utilize this service should complete the appropriate section of the account application accompanying this Prospectus or available from Van Kampen Funds, c/o Van Kampen Investor Services Inc., P.O. Box 418256, Kansas City, MO 64141-9256. After Investor Services receives this completed form, distribution checks will be sent to the bank or other person so designated by such shareholder.

  PURCHASE OF ADDITIONAL SHARES WITH DISTRIBUTIONS. The Fund automatically will credit monthly distributions and any annual net long-term capital gain distributions to a shareholder's account in additional shares of the Fund valued at net asset value, without a sales charge. Unless a shareholder instructs otherwise the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or in writing to Investor Services. See "Shareholder Services -- Reinvestment Plan."

--------------------------------------------------------------------------------
TAX STATUS
--------------------------------------------------------------------------------

  FEDERAL INCOME TAXATION OF THE FUND. The Fund has elected and qualified and intends to continue to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

  If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including tax-exempt interest, taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

  In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31 of each year, at least 98% of its ordinary income (not including tax-exempt income) for such year and at least 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31 of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

  If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

  Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

  Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold. A portion of the discount relating to certain stripped tax-exempt obligations may constitute taxable income when distributed to shareholders.

  DISTRIBUTIONS. The Fund intends to invest in sufficient tax-exempt municipal securities to permit payment of "exempt-interest dividends" (as defined in the Code). Dividends paid by the Fund from the net tax-exempt interest earned from municipal securities qualify as exempt-interest dividends if, at the close of each quarter of its taxable year, at least 50% of the value of the total assets of the Fund consists of municipal securities.

  Certain limitations on the use and investment of the proceeds of state and local government bonds and other funds must be satisfied in order to maintain the exclusion from gross income for interest on such bonds. These limitations generally apply to bonds issued after August 15, 1986. In light of these requirements, bond counsel qualify their opinions as to the federal tax status of bonds issued after August 15, 1986 by making them contingent on the issuer's future compliance with these limitations. Any failure on the part of an issuer to comply could cause the interest on its bonds to become taxable to investors retroactive to the date the bonds were issued.

  Except as provided below, exempt-interest dividends paid to shareholders generally are not includable in the shareholders' gross income for federal income tax purposes. The percentage of the total dividends paid by the Fund during any taxable year that qualify as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends during such year.

  Interest on certain "private-activity bonds" is an item of tax preference subject to the alternative minimum tax on individuals and corporations. The Fund invests a portion of its assets in municipal securities subject to this provision so that a portion of its exempt-interest dividends is an item of tax preference to the extent such dividends represent interest received from these private-activity bonds. Accordingly, investment in the Fund could cause shareholders to be subject to (or result in an increased liability under) the alternative minimum tax. Furthermore, per capita volume limitations on certain private-activity bonds could limit the amount of such bonds available for investment by the Fund.

  Exempt-interest dividends are included in determining what portion, if any, of a person's social security and railroad retirement benefits will be includable in gross income subject to federal income tax.

  Although exempt-interest dividends generally may be treated by Fund shareholders as items of interest excluded from their gross income, each shareholder is advised to consult his tax adviser with respect to whether exempt-interest dividends retain this exclusion if the Shareholder would be treated as a "substantial user" (or a "related person" of a substantial user) of the facilities financed with respect to any of the tax-exempt obligations held by the Fund, or by the Trust if it is required to qualify as a regulated investment company as described below. "Substantial user" is defined under U.S. Treasury regulations to include a non-exempt person who regularly uses in his trade or business a part of any facilities financed with the tax-exempt obligations and whose gross revenues derived from such facilities exceed 5% of the total revenues derived from the facilities by all users, or who occupies more than 5% of the useable area of the facilities or for whom the facilities or a part thereof were specifically constructed, reconstructed or acquired. Examples of "related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

  While the Fund expects that a major portion of its net investment income will constitute tax-exempt interest, a significant portion may consist of investment company taxable income. Distributions of the Fund's net investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of a tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates Under the 1997 Tax Act" below. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible for federal income tax purposes if the Fund distributes exempt-interest dividends during the shareholder's taxable year. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

  Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The aggregate amount of dividends designated as exempt-interest dividends cannot exceed, the amount of interest exempt from tax under Section 103 of the Code received by the Fund during the year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. Since the percentage of dividends which are exempt-interest dividends is determined on an average annual method for the fiscal year, the percentage of income designated as tax-exempt for any particular dividend may be substantially different from the percentage of the Fund's income that was tax exempt during the period covered by the dividend. Fund distributions will not qualify for the dividends received deduction for corporations.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31 prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

  The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.

  SALE OF SHARES. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss for a summary of the tax rates applicable to capital gain, see "Capital Gains Rates Under the 1997 Tax Act" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Any short-term capital loss on the sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

  CAPITAL GAINS RATES UNDER THE 1997 TAX ACT. Under the Taxpayer Relief Act of 1997 (the "1997 Tax Act"), the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less, (ii) 28% for capital assets held for more than one year but not more than 18 months and (iii) 20% for capital assets held for more than 18 months. The 1997 Tax Act did not affect the maximum net capital gains rate for corporations which remains at 35%. The new tax rates for capital gains under the 1997 Tax Act described above apply to distributions of capital dividends by regulated investment companies such as the Fund as well as to sales and exchanges of shares in regulated investment companies such as the Fund. With respect to capital losses recognized on dispositions of shares held six months or less where such losses are treated as long-term capital losses to the extent of prior capital dividends received on such shares (see "Sales of Shares" above), it is unclear how such capital losses offset the capital gains referred to above. Shareholders should consult their own tax advisers as to the application of the new capital gains rates to their particular circumstances.

  STATE AND LOCAL TAXES. The exemption of interest income for federal income tax purposes may not result in similar exemptions under the laws of a particular state or local taxing authority. Income distributions may be taxable to shareholders under state or local law as dividend income even though a portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income taxes. It is recommended that investors consult their tax advisers for information in this regard. The Fund will report annually to its shareholders the percentage and source, on a state-by-state basis, of interest income earned on municipal securities received by the Fund during the preceding calendar year. Dividends and distributions paid by the Fund from sources other than tax-exempt interest are generally subject to taxation at the state and local levels.

  GENERAL. The federal, state and local income tax discussion set forth above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.
--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------

  From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of the Fund. Any such information will include the average total return of the Fund calculated on a compounded basis for one year, five year and ten year periods. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. In lieu of or in addition to total return and yield calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc.

  The Fund's yield quotation is determined for each class of the Fund's shares on a monthly basis with respect to the immediately preceding 30 day period. Yield is computed by dividing the Fund's net investment income per share earned during such 30 day period by the Fund's maximum offering price per share on the last day of such period. Net investment income per share for a class of shares is determined by taking the interest earned by the Fund during the period and allocable to the class of shares, subtracting the expenses (net of any reimbursement) accrued for the period and allocable to the class of shares, and dividing the result by the product of (a) the average daily number of such class of the Fund's shares outstanding during the period that were entitled to receive dividends and (b) the Fund's maximum offering price per share on the last day of the period. The yield calculation formula assumes net investment income is earned and reinvested at a constant rate and annualized at the end of a six month period.

  Tax-equivalent yield demonstrates the taxable yield required to produce an after-tax yield equivalent to that of the Fund's yield. The Fund's tax-equivalent yield quotation for a 30 day period as described above is computed for each class of the Fund's shares by dividing that portion of the yield of the Fund (as computed above) which is tax-exempt by a percentage equal to 100% minus a stated percentage income tax rate and adding the result to that portion of the Fund's yield, if any, that is not tax-exempt.

  The Fund calculates average compounded total return for each class of the Fund's shares by determining the redemption value at the end of specified periods (after adding back all dividends and other distributions made during the period) of a $1,000 investment in a class of shares of the Fund (less the maximum sales charge) at the beginning of the period, annualizing the increase or decrease over the specified period with respect to such initial investment and expressing the result as a percentage.

  Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value per share can be expected to fluctuate over time, and accordingly upon redemption a shareholder's shares may be worth more or less than their original cost.

  The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in the Fund at a given time, deducting the maximum sales charge of 4.75%, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage.

  From time to time the Fund may include in its supplemental sales literature and shareholder reports a quotation of the current "distribution rate" for the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate is determined by annualizing the distributions per share for a stated period and dividing the result by the public offering price for the same period. It differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return, which is a measure of the income actually earned by, plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be calculated separately for each class of the Fund's shares.

  From time to time the Fund may compare its performance to certain securities and unmanaged indices which may have different risk or reward characteristics than the Fund. Such characteristics may include, but are not limited to, tax features, guarantees, insurance and the fluctuation of principal and/or return. In addition, from time to time, the Fund may utilize sales literature that includes hypotheticals.

  Further information about the Fund's performance is contained in the Fund's Annual Report and Semi-Annual Report and the Fund's Statement of Additional Information, each of which can be obtained without charge by calling (800) 421-5666 ((800) 421-2833 for the hearing impaired).

--------------------------------------------------------------------------------
DESCRIPTION OF SHARES OF THE FUND
--------------------------------------------------------------------------------

  The Fund is a separate series of the Van Kampen Tax Free Trust, a Delaware business trust which was organized as of May 10, 1995 and which adopted its current name on July 14, 1998 (the "Trust"). The Fund was originally organized in 1985 under the name Van Kampen Merritt Tax Free High Income Fund as a sub-trust of Van Kampen Merritt Tax Free Fund, a Massachusetts business trust. The Fund was reorganized as a series of the Trust on July 31, 1995 and on July 14, 1998 adopted its current name. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series.

  The authorized capitalization of the Fund consists of an unlimited number of shares of beneficial interest, $0.01 par value, divided into three classes, designated Class A Shares, Class B Shares and Class C Shares. Each class of shares represent an interest in the same assets of the Fund and are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. See "Distribution and Service Plans."

  The Fund is permitted to issue an unlimited number of classes of shares. Each class of share is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses related to the distribution of its shares. There are no conversion, preemptive or other subscription rights, except with respect to the conversion of Class B Shares and certain Class C Shares into Class A Shares as described above. In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debt and expenses of the Fund have been paid. Since Class B Shares and Class C Shares pay higher distribution expenses, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

  The Trust does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Trust will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act. More detailed information concerning the Trust is set forth in the Statement of Additional Information.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

  This Prospectus and the Statement of Additional Information do not contain all the information set forth in the Registration Statement filed by the Fund with the SEC under the Securities Act of 1933. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the office of the SEC in Washington, D.C.

  The fiscal year end of the Fund is December 31. The Fund sends to its shareholders at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by the Fund's independent accountants, is sent to shareholders each year. After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

                                                                      APPENDIX A

                  DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group (S&P) rating symbols and their meanings (as published by S&P) follows:

    1.  DEBT

        A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

        The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

        The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

       The ratings are based, in varying degrees, on the following considerations:

       1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

       2. Nature of and provisions of the obligation;

       3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    AAA         Debt rated 'AAA' has the highest rating assigned by S&P.
                Capacity to pay interest and repay principal is extremely strong.

    AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

    A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on
    CC, C balance, as significantly speculative with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

    BB Debt rated 'BB' has less vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

    B           Debt rated 'B' is more vulnerable to default than debt rated
                'BB' but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.
                The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

    CCC Debt rated 'CCC' is currently vulnerable to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

    CC Debt rated 'CC' is currently highly vulnerable to nonpayment. The rating 'CC' also is used for debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

    C The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The 'C' rating typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating.

    CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

    D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if debt service payments are jeopardized.

           PLUS (+) or MINUS (-): The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


    C The letter 'c' indicates that the holder's option to tender the security for purchase may be canceled under certain prestated conditions enumerated in the tender option documents.

    L The letter 'L' indicates that the rating pertains to the principal amount of these bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized. In the case of certificates of deposit, the letter 'L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

    P The letter 'p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                *Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

    NR Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

    DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

    BOND INVESTMENT QUALITY STANDARDS: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ('AAA', 'AA', 'A', 'BBB' commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries generally.

    2.  MUNICIPAL NOTES

       A S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating.

       The following criteria will be used in making that assessment:

        -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue be treated as a note).

        -- Source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

       The note rating symbols and definitions are as follows:

    SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are a plus
                (+) designation.

    SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

    SP-3        Speculative capacity to pay principal and interest.

    3.  COMMERCIAL PAPER

        A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

        Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

    A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

    A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

    A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

    C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

    D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    A commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to S&P by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

    4.  TAX-EXEMPT DUAL RATINGS

        S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

        The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, S&P's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

  MOODY'S INVESTORS SERVICE--A brief description of the applicable Moody's Investors Service ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

    1.  LONG-TERM MUNICIPAL BONDS

    AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

    A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    BAA Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.
                Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    CON (..)    Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated
                conditionally and designed with the prefix "Con" followed by the rating in parentheses. These are bonds secured by: (a)
                earnings of projects under construction, (b) earnings of
                projects unseasoned in operating experience, (c) rentals
                that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The
                parenthetical rating denotes the probable credit stature
                upon completion of construction or elimination of the basis of the condition.

    (P) (..) When applied to forward delivery bonds, indicates that the rating is provisional pending the delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

    NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from AA to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

        ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

        Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

        Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

    2.  SHORT-TERM EXEMPT NOTES

        Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation. Such ratings will be designated as VMIG, SG or, if the demand feature is not rated, as NR.

        Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4. As the name implies, when Moody's assigns a MIG or VMIG rating, all categories define an investment grade situation.

        MIG 1/VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

        MIG 2/VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

        MIG 3/VMIG 3. This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

        MIG 4/VMIG 4. This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

        SG. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

    3.  TAX-EXEMPT COMMERCIAL PAPER

        Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law.

        Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

      Issuers rated Prime-1 (for related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        - Leading market positions in well established industries.

        - High rates of return on funds employed.

        - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

        - Broad margins in earning coverage of fixed financial charges and high internal cash generation.

        - Well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

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FOR INFORMATION ON YOUR
EXISTING ACCOUNT PLEASE CALL
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VAN KAMPEN TAX FREE HIGH INCOME FUND
One Parkview Plaza
Oakbrook Terrace, IL 60181

Investment Adviser

VAN KAMPEN INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Distributor

VAN KAMPEN FUNDS INC.
One Parkview Plaza
Oakbrook Terrace, IL 60181

Transfer Agent

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 418256
Kansas City, MO 64141-9256
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Custodian

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TRUST COMPANY
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Attn: Van Kampen Tax Free High Income Fund

Legal Counsel

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
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Chicago, IL 60601

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                                 TAX FREE HIGH
                                  INCOME FUND

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       P       R       O      S      P      E      C      T      U      S

                        APRIL 30, 1998, AS SUPPLEMENTED
                                ON JULY 14, 1998

                                VAN KAMPEN FUNDS
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